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                                                                  Exhibit 10.15


                         CONFIRMATION OF DISTRIBUTIONS


         Confirmation of Distributions made as of the 7th day of July, 1999 by ICI Communications, Inc. ("ICI"), having an office at 126 East 56th Street, New York, New York 10022.

                                    RECITALS

         ICI is the sole general partner of ICC Associates, L.P. ("ICC"), a Delaware limited partnership; and

         ICC is the sole general partner of Insight Communications Company, L.P. ("Insight L.P."), a Delaware limited partnership; and

         Insight Communications Company, Inc. ("ICCI"), a Delaware corporation, has commenced an offer to exchange shares of its common stock, $.01 per value (the "Common Stock") for outstanding partnership interests in Insight L.P. for purposes of facilitating an initial public offering (the "IPO") of ICCI; and

         In connection with the IPO, ICC will receive Common Stock in exchange for its partnership interests in Insight L.P.; and

         The parties listed on Exhibits A, B and C hereto have partnership interests in ICC and/or are parties to written or oral agreements with ICI and Michael S. Willner, President of ICI, pursuant to which such parties are entitled to receive shares of the Common Stock to be received by ICC upon the Closing of the IPO; and

         The parties listed on Exhibits A, B and C hereto collectively are entitled to all of the shares of Common Stock to be received by ICC upon the Closing of the IPO; and

         ICI desires to confirm the number of shares of Common Stock distributable to all of the parties as listed on Exhibits A, B and C, in satisfaction of all of their respective interests as described in the fifth recital above, upon the Closing of the IPO, provided such Closing occurs prior to January 31, 2000.

                                  CONFIRMATION

         ICI hereby confirms to each of the parties listed on Exhibits A, B and C that:

                  1. Each of the parties listed on Exhibit A hereto are entitled to receive, and shall receive, upon the Closing of the IPO, that number of shares of Common Stock set forth next to such party's name, such shares of Common Stock being the shares to be received by ICC in
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         connection with the IPO attributable to ICC's general partnership interest in Insight L.P. (other than (i) shares of Common Stock to be received by ICC attributable to Class A Units (as such terms is defined in the partnership agreement of Insight L.P.) and (ii) shares of Common Stock to be received by ICC attributable to Class B Units (as such term is defined in the partnership agreement of Insight L.P.).

                  2. The parties listed on Exhibit B hereto are entitled to receive, and shall receive, upon the Closing of the IPO, that number of shares of Common Stock set forth next to such party's name, such shares of Common Stock being shares to be received by ICC in connection with the IPO attributable to Class B Units (as such term is defined in the partnership agreement of Insight L.P.).

                  3. The party listed on Exhibit C hereto is entitled to receive, and shall receive, upon the Closing of the IPO, that number of shares of Common Stock set forth next to its name, such shares of Common Stock being shares to be received by ICC in connection with the IPO attributable to Class A Units (as such term is defined in the partnership agreement of Insight L.P.).

                  4. ICI acknowledges that, prior to the Closing of the IPO, the number of shares of Common Stock determined to be distributable to ICC may change as a result of a change in the valuation of Insight L.P. ICI confirms that , in such event, ICI will amend Exhibits A, B and C to reflect to revised number of shares of Common Stock distributable to the parties listed on Exhibit A, B and C hereof, as a result of such change.


         IN WITNESS WHEREOF, this Confirmation of Distributions has been executed by ICI as of the date and year first above written.

                                                 ICI COMMUNICATIONS, INC.


                                                 By:
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                                                 Its:
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